LIBERTY ACORN FUND
                                LIBERTY ACORN USA
                              LIBERTY ACORN TWENTY
                            COLUMBIA THERMOSTAT FUND

                        Supplement dated March 3, 2003 to
                       Statement of Additional Information
                            dated September 25, 2002

        Effective immediately, on page 53 of the Statement of Additional Information in the section entitled "Programs for Reducing or Eliminating Sales Charges," a new paragraph under the sub-heading "NAV Transfer Program" has been inserted between the sub-heading "Reinstatement Privileges" and the sub-heading "Privileges of Employees or Financial Service Firms" as follows:

NAV Transfer Program. Investors who have previously purchased shares of other investment companies offered by another mutual fund complex and have been charged a front-end load or other sales charge on such purchases may invest the proceeds of redemptions of those shares in Class A shares of the Fund, without incurring an additional sales charge. Class A shares may be subject to a 12b-1 distribution and service fee. This NAV transfer program shall be available for purchases by eligible investors through December 31, 2003.